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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: DECEMBER 23, 1998

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                            TEAM AMERICA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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     Ohio                        0-21533                     31-1209872
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(STATE OR OTHER           (COMMISSION FILE NO.)        (IRS EMPLOYER
JURISDICTION OF                                         IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER ITEMS.

         On December 23, 1998, TEAM America Corporation announced that Richard
C. Schilg will resign as Chairman and CEO and become Chairman Emeritus. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

          Exhibit No.                   Description

              99 Press release, dated December 23, 1998, entitled "Founder, Chairman and CEO of TEAM America Becomes Chairman Emeritus and Resigns to Pursue
                       Entrepreneurial and Charitable Interests."


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TEAM AMERICA CORPORATION


Date:  December 28, 1998                 By: /s/ Michael R. Goodrich
                                            ------------------------
                                            Michael R. Goodrich, Chief Financial
                                            Officer


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                                  EXHIBIT INDEX


             Exhibit No.                        Description

                  99 Press release, dated December 23, 1998, entitled "Founder, Chairman and CEO of TEAM America Becomes Chairman Emeritus and Resigns to Pursue Entrepreneurial and Charitable Interests."


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